UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 26, 2011
Date of Report (Date of earliest event reported)

FIRST COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

(276) 326-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

On April 26, 2011, First Community Bancshares, Inc., (the “Company”), held its annual shareholders’ meeting.  At the meeting, the Company’s shareholders: (i) elected each of the three persons listed below under Proposal 1 to serve as director of the Company for a term that will continue until the 2014 annual meeting of shareholders; (ii) ratified the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accountants; (iii) approved, on a non-binding advisory basis, the Company’s executive compensation program for 2010; and (iv) approved, by non-binding vote, the frequency of executive compensation votes.

The following tables summarize the results of the voting by the Company’s shareholders.

Proposal 1: To elect three directors to serve until the 2014 annual shareholders meeting.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Franklin P. Hall	10,755,163	585,245	2,684,358
Robert E. Perkinson, Jr.	10,665,018	675,390	2,684,358
William P. Stafford	10,841,870	498,538	2,684,358

Proposal 2: To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accountants.

Votes FOR	Votes AGAINST	Votes ABSTAIN
13,498,031	454,434	72,301

Proposal 3: To approve, on a non-binding advisory basis, the Company’s executive compensation program for 2010.

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
9,414,662	271,805	1,653,941	2,684,358

Proposal 4: To approve, by non-binding vote, the frequency of executive compensation votes.

Votes 1 YEAR	Votes 2 YEARS	Votes 3 YEARS	Votes ABSTAIN	Broker Non-Votes
4,139,535	108,951	5,443,590	1,648,332	2,684,358

Item 8.01   Other Events.

On April 26, 2011, the Company announced by press release its quarterly cash dividend to common stockholders of $0.10 per common share, payable on or about May 27, 2011, to shareholders of record on May 13, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)	The following exhibit is included with this report:

	Exhibit No.	Exhibit Description

	99.1	Dividend press release dated April 26, 2011

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, may include forward-looking statements.  These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially.  These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended.  Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	April 27, 2011	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer